UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Hawaiian Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 15, 2019.

HAWAIIAN HOLDINGS, INC.

HAWAIIAN HOLDINGS, INC.
3375 KOAPAKA STREET
SUITE G-350
HONOLULU, HI 96819

E59662-P18814

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 18, 2019
Date: May 15, 2019 **Time:** 9:00 a.m., Hawai'i time
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/HA2019.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/HA2019 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT   ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2019 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to *www.virtualshareholdermeeting.com/HA2019.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E59663-P18814

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

1. Election of Directors:

NOMINEES:

01)	Donald J. Carty	05)	Peter R. Ingram
02)	Abhinav Dhar	06)	Randall L. Jenson
03)	Earl E. Fry	07)	Crystal K. Rose
04)	Lawrence S. Hershfield	08)	Richard N. Zwern

2. To ratify Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.

3. To approve, on an advisory basis, the compensation of the Company's named executive officers, as described in the Proxy Statement.

4. To transact such other business as may properly come before the Annual Meeting, or any and all adjournments or postponements thereof.

E59664-P18814

OWNERSHIP QUESTIONNAIRE

In order to vote these shares in Hawaiian Holdings, Inc., you must certify your citizenship.
The Federal Transportation Act requires that U.S. air carriers like Hawaiian Airlines, the wholly owned subsidiary of Hawaiian Holdings, Inc., be owned and controlled by U.S. Citizens. 49 U.S.C. ss.ss. 40102(a)(15). 41102.
To assure that Hawaiian Airlines complies with this requirement, you must complete the following certification regarding the citizenship of the owner of the shares in Hawaiian Holdings, Inc.
The owner of the shares is a "citizen of the United States" as defined by the
Transportation Act if the owner is any ONE of the following:

•	an individual who is a citizen of the United States;

•	a partnership each of whose partners is an individual who is a citizen of the United States;

•
a corporation or association organized under the laws of the United States or of any State of the United States, the District of Columbia, or a territory or possession of the United States, of which the president and at least two- thirds of the board of directors and other managing officers are citizens of the United States, which is under the actual control of citizens of the United States, and in which at least 75 percent of the voting interest is owned or controlled by persons that are citizens of the United States.